 KATY NEWS
FOR IMMEDIATE RELEASE

KATY INDUSTRIES, INC.
REPORTS 2008 THIRD QUARTER RESULTS

BRIDGETON, MO – November 3, 2008 – Katy Industries, Inc. (OTC BB: KATY) today reported a net loss in the third quarter of 2008 of ($3.2) million [($0.40) per share], versus a net loss of ($1.5) million [($0.18) per share], in the third quarter of 2007, as adjusted to exclude restructuring and other non-recurring or unusual items, which are discussed below.  Including these items, Katy reported a net loss in the third quarter of 2008 of ($5.0) million [($0.62) per share], versus a net loss of ($0.8) million [($0.10) per share], in the same period of 2007.  The operating loss, as adjusted to exclude all restructuring and other non-recurring or unusual items, was ($4.7) million [(10.7%) of net sales] in the third quarter of 2008, compared to an operating loss, as adjusted, of ($1.1) million [(2.2%) of net sales] in the same period in 2007.  Net income (loss), as adjusted, and operating income (loss), as adjusted, are non-GAAP financial measures and are further discussed below.

Katy also reported a net loss for the nine months ended September 30, 2008 of ($9.0) million [($1.13) per share], versus a net loss of ($4.0) million [($0.51) per share], for the nine months ended September 30, 2007, as adjusted to exclude restructuring and other non-recurring or unusual items, which are discussed below.  Including these items, Katy reported a net loss for the nine months ended September 30, 2008 of ($12.6) million [($1.58) per share], versus a net loss of ($2.8) million [($0.35) per share], in the same period of 2007.  The operating loss, as adjusted to exclude all restructuring and other non-recurring or unusual items, was ($13.2) million [(10.1%) of net sales] for the nine months ended September 30, 2008, compared to an operating loss, as adjusted, of ($3.2) million [(2.2%) of net sales] in the same period in 2007.  Net income (loss), as adjusted, and operating income (loss), as adjusted, are non-GAAP financial measures and are further discussed below.

During the third quarter of 2008, Katy reported restructuring and other non-recurring or unusual items of $0.1 million pre-tax [$0.01 per share] for activity from discontinued businesses.  During the third quarter of 2007, Katy reported restructuring and other non-recurring or unusual items of $1.6 million pre-tax [$0.20 per share] for activity from discontinued businesses.  Details regarding these items are provided in the “Reconciliations of GAAP Results to Results Excluding Certain Unusual Items” accompanying this press release.

For the nine months ended September 30, 2008, Katy reported restructuring and other non-recurring or unusual items of $0.6 million pre-tax [$0.08 per share], including activity from discontinued businesses of $1.0 million and severance, restructuring and related costs of $0.4 million offset by the loss on sale of assets of ($0.8) million.  For the nine months ended September 30, 2007, Katy reported restructuring and other non-recurring or unusual items of $4.4 million pre-tax [$0.55 per share], including activity from discontinued businesses of $8.6 million offset by severance, restructuring and related costs of ($2.7) million and a loss on the sale of assets of ($1.5) million.  Details regarding these items are provided in the “Reconciliations of GAAP Results to Results Excluding Certain Unusual Items” accompanying this press release.

Financial highlights for the third quarter of 2008, as compared to the same period in the prior year, included:

•
Net sales in the third quarter of 2008 were $44.4 million, a decrease of $4.8 million compared to the same period in 2007.  Overall, the decrease of 9.8% resulted primarily from lower volumes within our Contico business unit, which sells primarily to mass merchant customers, due to our decision to exit certain unprofitable business lines particularly in the face of rising resin costs.  In addition, our Continental business unit incurred a volume shortfall primarily from reduced activity within our food service distribution channel.

•
Gross margins were 6.5% in the third quarter of 2008, versus 11.3% in the third quarter of 2007.  In 2008, our margins were adversely impacted by lower volume within the above business units along with material costs increases which were not fully recovered from the marketplace.  In addition, the remaining factor impacting gross margins was an unfavorable variance incurred in our LIFO adjustment of $0.5 million.

•
Selling, general and administrative expenses were $1.0 million higher than the third quarter of 2007.  The increase was primarily driven by higher costs associated with the Company’s self-insurance programs along with costs related to the Company’s plan to deregister its common stock under the Securities Exchange Act of 1934, as amended.

•
Debt at September 30, 2008 was $15.5 million [40% of total capitalization], versus $52.4 million [61% of total capitalization] at September 30, 2007.  The decrease in the ratio of debt to total capitalization was principally due to the reduction of debt levels from the proceeds received on the sale of businesses in 2007.

•
Katy used free cash flow of $11.0 million during the nine month period ended September 30, 2008 versus using $13.9 million of free cash flow during the nine month period ended September 30, 2007.  The free cash flow usage during 2008 was comparable to 2007 as the Company benefited from lower cash requirements from the discontinued businesses offsetting the lower operating performance in 2008.  In addition, the Company benefited from a reduction in working capital levels due to the reduced volume.  Free cash flow, a non-GAAP financial measure, is discussed further below.

“The results of the third quarter were very reflective of the current economic environment,” said David J. Feldman, Katy’s President and Chief Executive Officer.  “For the remainder of 2008, we are very focused on sales initiatives to improve volume while driving cost efficiencies within our current products.  Our performance for the remainder of the year continues to be dictated by our ability to improve volume and to recoup, through price increases, the raw material cost changes that are presently being incurred by us and the rest of the industry,” added Mr. Feldman.

Non-GAAP Financial Measures

To provide transparency about measures of Katy’s financial performance which management considers most relevant, we supplement the reporting of Katy’s consolidated financial information under GAAP with certain non-GAAP financial measures, including Net Income (Loss), as adjusted, Net Income (Loss), as adjusted per share, Operating Income (Loss) and Operating Income (Loss) as adjusted, as a percentage of net sales, and Free Cash Flow.  Details regarding these measures and reconciliations of these non-GAAP measures to comparable GAAP measures are provided in the “Reconciliations of GAAP Results to Results Excluding Certain Unusual Items” and “Statements of Cash Flows” accompanying this press release.  These non-GAAP financial measures should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP.  Using only the non-GAAP financial measures to analyze our performance would have material limitations because their calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both the GAAP and non-GAAP measures reflected below to understand and analyze the results of its business.  Katy believes the presentation of these measures is nonetheless useful to investors for the following reasons:

Net Income (Loss), as adjusted, Net Income (Loss), as adjusted per share, Operating Income (Loss) and Operating Income (Loss) as adjusted, as a percentage of net sales:  All of these non-GAAP operating measurements adjust the corresponding GAAP measurement to exclude restructuring and other non-recurring and unusual items, as appropriate. Following the recapitalization of the company in 2001, a comprehensive restructuring program became essential to the future viability of Katy.  All other non-recurring and unusual items are typically indicative of non-cash impacts to Katy’s results of operations.  These non-GAAP measures are used by management as Katy believes that these measures are more indicative of the company’s underlying business performance and that eliminating restructuring and other non-recurring and unusual charges provides more meaningful year-to-year comparison of the Company’s operations.

Free Cash Flow:  Free cash flow is defined by Katy as cash flow from operations less capital expenditures and cash dividends paid.  Katy believes that free cash flow is useful to management and investors in measuring cash generated that is available for repayment of debt obligations, investment in growth through acquisitions, new business development and stock repurchases.

This press release may contain various forward-looking statements.  The forward-looking statements are based on the opinions and beliefs of Katy’s management, as well as assumptions made by, and information currently available to, the company’s management.  Additionally, the forward-looking statements are based on Katy’s current expectations and projections about future events and trends affecting the financial condition of its business.  The forward-looking statements are subject to risks and uncertainties, detailed from time to time in Katy’s filings with the SEC that may lead to results that differ materially from those expressed in any forward-looking statement made by the company or on its behalf.  Katy undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Katy Industries, Inc. is a diversified corporation focused on the manufacturing and distribution of commercial cleaning products and consumer home products.

Company contact:
Katy Industries, Inc.
James W. Shaffer
(314) 656-4321

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS - UNAUDITED
(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Net sales	$44,364	$49,208	$131,189	$144,732
Cost of goods sold	41,494	43,669	122,025	126,957
Gross profit	2,870	5,539	9,164	17,775
Selling, general and administrative expenses	7,603	6,611	22,370	20,982
Severance, restructuring and related charges	-	46	(410)	2,656
Loss (gain) on sale of assets	28	(44)	762	1,527
Operating loss	(4,761)	(1,074)	(13,558)	(7,390)
Interest expense	(394)	(1,051)	(1,297)	(3,165)
Other, net	18	(230)	34	(128)
Loss from continuing operations before benefit from
(provision for) income taxes	(5,137)	(2,355)	(14,821)	(10,683)
Benefit from (provision for) income taxes from continuing operations	65	(19)	1,222	(651)
Loss from continuing operations	(5,072)	(2,374)	(13,599)	(11,334)
(Loss) income from operations of discontinued businesses (net of tax)	(71)	1,564	(738)	(264)
Gain on sale of discontinued businesses (net of tax)	190	-	1,735	8,817
Net loss	$(4,953)	$(810)	$(12,602)	$(2,781)

Loss per share of common stock - basic and diluted:

Loss from continuing operations	$(0.64)	$(0.30)	$(1.71)	$(1.43)
Discontinued operations	0.02	0.20	0.13	1.08
Net loss	$(0.62)	$(0.10)	$(1.58)	$(0.35)

Weighted average common shares outstanding - basic and diluted	7,951	7,951	7,951	7,951

			September 30,	September 30,
Other Information:			2008	2007

Working capital, exclusive of deferred tax assets and liabilities and debt
classified as current			$5,999	$48,558
Long-term debt, including current maturities			$15,513	$52,395
Stockholders' equity			$23,463	$33,807
Capital expenditures			$5,122	$2,811

KATY INDUSTRIES, INC. RECONCILIATIONS OF GAAP RESULTS
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS - UNAUDITED
(In thousands, except percentages and per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Reconciliation of net loss to net loss, as adjusted:
Net loss	$(4,953)	$(810)	$(12,602)	$(2,781)
Unusual items:
Severance, restructuring and related charges	-	46	(410)	2,656
Loss (gain) on sale of assets	28	(44)	762	1,527
Discontinued operations	(119)	(1,564)	(997)	(8,553)
Adjustment to reflect a more normalized effective tax rate excluding
unusual items	1,876	913	4,276	3,121
Net loss, as adjusted	$(3,168)	$(1,459)	$(8,971)	$(4,030)

Net loss, as adjusted per share:
Net loss per share	$(0.62)	$(0.10)	$(1.58)	$(0.35)
Unusual items per share	(0.01)	(0.20)	(0.08)	(0.55)
Adjustment to reflect a more normalized effective tax rate excluding
unusual items per share	0.23	0.12	0.53	0.39
Net loss, as adjusted per share	$(0.40)	$(0.18)	$(1.13)	$(0.51)

Weighted average common shares outstanding:
Basic and diluted	7,951	7,951	7,951	7,951

Operating loss, as adjusted:

Operating loss	$(4,761)	$(1,074)	$(13,558)	$(7,390)
Severance, restructuring and related charges	-	46	(410)	2,656
Loss (gain) on sale of assets	28	(44)	762	1,527
Operating loss, as adjusted:	$(4,733)	$(1,072)	$(13,206)	$(3,207)
Operating loss, as adjusted, as a % of sales	-10.7%	-2.2%	-10.1%	-2.2%

KATY INDUSTRIES, INC. BALANCE SHEETS - UNAUDITED
(In thousands)

Assets	September 30,	December 31,	September 30,
Current assets:	2008	2007	2007
Cash and cash equivalents	$928	$2,015	$2,171
Accounts receivable, net	20,589	18,077	22,994
Inventories, net	22,994	26,160	23,822
Other current assets	2,480	9,319	2,160
Assets held for sale	-	-	74,660
Total current assets	46,991	55,571	125,807

Other assets:
Goodwill	665	665	665
Intangibles, net	4,562	4,853	5,001
Other	2,045	3,470	7,070
Total other assets	7,272	8,988	12,736

Property and equipment	107,227	106,652	112,524
Less: accumulated depreciation	(74,872)	(72,647)	(77,595)
Property and equipment, net	32,355	34,005	34,929

Total assets	$86,618	$98,564	$173,472

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$16,632	$14,995	$18,317
Accrued expenses	24,360	24,954	29,267
Current maturities of long-term debt	1,500	1,500	1,500
Revolving credit agreement	6,629	2,853	41,977
Liabilities held for sale	-	-	28,758
Total current liabilities	49,121	44,302	119,819

Long-term debt, less current maturities	7,384	9,100	8,918
Other liabilities	6,650	8,706	10,928
Total liabilities	63,155	62,108	139,665

Stockholders' equity:
Convertible preferred stock	108,256	108,256	108,256
Common stock	9,822	9,822	9,822
Additional paid-in capital	27,147	27,338	27,296
Accumulated other comprehensive loss	(1,351)	(1,112)	(2,439)
Accumulated deficit	(98,517)	(85,915)	(87,195)
Treasury stock	(21,894)	(21,933)	(21,933)
Total stockholders' equity	23,463	36,456	33,807

Total liabilities and stockholders' equity	$86,618	$98,564	$173,472

KATY INDUSTRIES, INC. STATEMENTS OF CASH FLOWS - UNAUDITED
(In thousands)
	Nine Months Ended September 30,
	2008	2007
Cash flows from operating activities:
Net loss	$(12,602)	$(2,781)
Income from operations of discontinued businesses	(997)	(8,553)
Loss from continuing operations	(13,599)	(11,334)
Depreciation and amortization	6,209	5,492
Write-off and amortization of debt issuance costs	286	1,194
Write-off of assets due to lease termination	-	751
Stock option (income) expense	(152)	220
Loss on sale of assets	762	1,527
Deferred income taxes	-	(94)
	(6,494)	(2,244)
Changes in operating assets and liabilities:
Accounts receivable	(2,577)	(3,557)
Inventories	3,037	(3,064)
Other assets	181	(584)
Accounts payable	2,835	3,190
Accrued expenses	(440)	(1,467)
Other, net	(1,550)	2,330
	1,486	(3,152)

Net cash used in continuing operations	(5,008)	(5,396)
Net cash used in discontinued operations	(897)	(5,648)
Net cash used in operating activities	(5,905)	(11,044)

Cash flows from investing activities:
Capital expenditures of continuing operations	(5,122)	(2,811)
Proceeds from sale of assets, net	99	246

Net cash used in continuing operations	(5,023)	(2,565)
Net cash provided by discontinued operations	8,979	15,556
Net cash provided by investing activities	3,956	12,991

Cash flows from financing activities:
Net borrowings (repayments) on revolving loans	3,776	(1,903)
Decrease in book overdraft	(1,118)	(1,646)
Repayments of term loans	(1,716)	(2,574)
Direct costs associated with debt facilities	-	(130)
Repurchases of common stock	-	(3)

Net cash provided by (used in) continuing operations	942	(6,256)
Net cash used in discontinued operations	-	(779)
Net cash provided by (used in) financing activities	942	(7,035)

Effect of exchange rate changes on cash and cash equivalents	(80)	(133)
Net decrease in cash and cash equivalents	(1,087)	(5,221)
Cash and cash equivalents, beginning of period	2,015	7,392
Cash and cash equivalents, end of period	$928	$2,171

Reconciliation of free cash flow to GAAP Results:

Net cash used in operating activities	$(5,905)	$(11,044)
Capital expenditures	(5,122)	(2,811)
Free cash flow	$(11,027)	$(13,855)